UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 2, 2013, Altria Group, Inc. (the “Company”) issued $350,000,000 aggregate principal amount of its 2.950% Notes due 2023 (the “2023 Notes”) and $650,000,000 aggregate principal amount of its 4.500% Notes due 2043 (the “2043 Notes” and, together with the 2023 Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of November 4, 2008, among the Company, Philip Morris USA Inc., a wholly-owned subsidiary of the Company (“PM USA”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). Each series of Notes is guaranteed by PM USA. PM USA’s guarantees were issued pursuant to the Indenture and are evidenced by guarantee agreements made by PM USA in favor of the Trustee for the Notes (the “Guarantee Agreements”).

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness. The Guarantee Agreements will be PM USA’s senior unsecured obligations and will rank equally in right of payment with all of PM USA’s existing and future senior unsecured indebtedness.

On April 29, 2013, the Company and PM USA entered into a Terms Agreement (the “Terms Agreement”) with Barclays Capital Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of November 4, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

Interest on the Notes is payable semiannually on May 2 and November 2 of each year, commencing November 2, 2013, to holders of record on the preceding April 17 or October 18, as the case may be.

The 2023 Notes will mature on May 2, 2023 and the 2043 Notes will mature on May 2, 2043.

The Company has filed with the Securities and Exchange Commission a Prospectus dated October 28, 2011 (Registration No. 333-177580) and a Prospectus Supplement dated April 29, 2013 in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement, the Terms Agreement and the Guarantee Agreements are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3 and 4.4.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated April 29, 2013, among the Company, PM USA and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 2.950% Notes due 2023

4.2	Guarantee Agreement for 4.500% Notes due 2043

4.3	Form of 2.950% Notes due 2023

4.4	Form of 4.500% Notes due 2043

5.1	Opinion of Hunton & Williams LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior Assistant General Counsel

DATE: May 2, 2013

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 4, 2008 (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 (No. 333-155009))

1.2	Terms Agreement, dated April 29, 2013, among the Company, PM USA and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Guarantee Agreement for 2.950% Notes due 2023

4.2	Guarantee Agreement for 4.500% Notes due 2043

4.3	Form of 2.950% Notes due 2023

4.4	Form of 4.500% Notes due 2043

5.1	Opinion of Hunton & Williams LLP

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